EXHIBIT 4.2

        BYLAWS OF ROYAL BANCSHARES OF PENNSYLVANIA, INC.
     (INCORPORATED BY REFERENCD TO EXHIBIT 3(ii) TO REGISTRANT'S
     REGISTRATION STATEMENT NO. 0-26366 ON FORM S-4)